Segall Bryant & Hamill International Equity Fund

(Ticker Symbol: Retail – CIQRX; Institutional – CIEQX)

PROSPECTUS

December 8, 2023

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Segall Bryant & Hamill International Equity Fund	1

ADDITIONAL INFORMATION ABOUT THE FUND	6
Additional Investment Strategies and General Portfolio Policies	6
Principal and Non-Principal Risks of the Fund	7

HOW TO INVEST AND OBTAIN INFORMATION	12
How to Contact Segall Bryant & Hamill Funds	12
Purchasing Shares	13
Exchanging Shares	14
Redeeming Shares	15
Additional Information on Telephone and Online Services	16

GENERAL ACCOUNT POLICIES	17

DISTRIBUTIONS AND TAXES	23

MANAGEMENT OF THE FUNDS	28

FINANCIAL HIGHLIGHTS	29

SUMMARY SECTION

Segall Bryant & Hamill International EQUITY Fund

Investment Objective

The Segall Bryant & Hamill International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00		–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%		0.75%
Distribution (12b-1) Fees		None		None
Other Expenses(1)		2.05%		1.90%
Shareholder service fee(2)	0.25%		0.10%
All other expenses	1.80%		1.80%
Total Annual Fund Operating Expenses(3)		2.80%		2.65%
Fee Waivers and/or Expense Reimbursements		(1.66%)(3)		(1.66%)(3)
Total Annual Fund Operations Expenses
After Fee Waivers and/or Expense Reimbursements		1.14%(3)		0.99%(3)

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund could be obligated to pay. Refer to the “Shareholder Service Fee” section in the prospectus.
(3)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2025, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years
Retail Class	$116	$542
Institutional Class	$101	$496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. As the fund recently commenced operations, there is not yet any portfolio turnover to report.

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SUMMARY SECTIONS

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies located outside of the United States,

●	The Fund’s Adviser considers a company to be international (that is outside of the United States) if: (i) it is organized under the laws of a foreign country or maintains its principal offices or headquarters in a foreign country; (ii) its securities are principally traded in a foreign country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or has at least 50% of its assets in a foreign country. The Fund will allocate its assets among various regions and countries, with a minimum of ten countries.

●	The Fund may purchase equity securities on exchanges where the companies are located, on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities. The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market.

●	The Fund’s Adviser uses proprietary quantitative models to evaluate and select countries and securities for the Fund’s portfolio. The Fund’s Adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

●	The team utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (ESG) practices within its investment process. The quantitative strategies utilize a top-down approach for assessing ESG characteristics of the portfolio. Specifically, the team controls the aggregate ESG exposure relative to the benchmark similar to other risk factors such as country or sector.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Country Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single country or a small number of countries. Focusing investments in a small number of countries may make the Fund more susceptible to currency fluctuations and adverse economic, business, regulatory or other developments affecting that country or group of countries. If an economic downturn occurs in a country in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

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SUMMARY SECTIONS

●	Direct Foreign Exposure Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country, and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Japan Risk: The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to a fund’s investments in Japan.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

●	Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

●

ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, (including private shareholder information), or proprietary information, or cause the Funds, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

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SUMMARY SECTIONS

Bar Chart and Performance Table

For periods prior to December 8, 2023, the performance shown below is for the Segall Bryant & Hamill International Fund, LP (the “Predecessor Fund”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Predecessor Fund was reorganized into the Institutional Class shares on December 8, 2023, the date that the Segall Bryant & Hamill International Equity Fund commenced operations. The Segall Bryant & Hamill International Equity Fund, has been managed in the same style and by the same portfolio managers since the Predecessor Fund’s inception on October 27, 2021. The Segall Bryant & Hamill International Equity Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Predecessor Fund’s investment goals, policies, guidelines and restrictions. The Predecessor Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Segall Bryant & Hamill International Equity Fund was a limited partnership. The Predecessor Fund’s performance is net of management fees and other expenses. From its inception on October 27, 2021, through December 7, 2023, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Segall Bryant & Hamill International Equity Fund’s performance.

Retail Class shares would have similar annual returns to Institutional Class shares and the Predecessor Fund because they are invested in the same portfolio of securities, however, the returns for Retail Class shares would be different from the Institutional Class shares and the Predecessor Fund because Retail Class shares have different expenses than Institutional Class shares and the Predecessor Fund. Performance information for Retail Class shares will be included after the share class has been in operation for one complete calendar year.

The Predecessor Fund’s past performance shown below is not necessarily an indication of how the Segall Bryant & Hamill International Equity Fund will perform in the future. The following bar chart and table provide an indication of the risk of investing in the Segall Bryant & Hamill International Equity Fund by showing changes in the Predecessor Fund’s performance from year to year, and by showing how the Predecessor Fund’s average annual returns for one year and since inception periods for the Institutional Class, compared with those of an unmanaged index of securities. The Segall Bryant & Hamill International Equity Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

SBH International Equity Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 12/31/2022     19.20%          Lowest Quarterly Return: 6/30/2022     (14.16)%

The returns above are for the Institutional Class of the Fund. The Retail Class would have substantially similar annual returns to the Institutional Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

4

SUMMARY SECTIONS

Average Annual Total Returns (for the Periods Ended December 31, 2022)

The Predecessor Fund was an unregistered limited partnership and, therefore, did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, after-tax returns for the Predecessor Fund are not shown.

Segall Bryant & Hamill International Equity Fund	1 Year	Since Inception
Institutional Class Return	(10.21)%	(8.63)%
MSCI EAFE Index - Net (reflects no deduction for fees, expenses or taxes)	(14.45)%	(12.44)%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Director of Quantitative International Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	Since inception on December 8, 2023

Nicholas C. Fedako, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	Since inception on December 8, 2023

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Additional Investment Strategies and General Portfolio Policies

The Segall Bryant & Hamill International Equity Fund is designed for long-term investors who can tolerate the risks associated with investments in international equities.

What are the investment objectives of the Segall Bryant & Hamill International Equity Fund?

Upon written notice to shareholders, each Segall Bryant & Hamill International Equity Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the Statement of Additional Information (“SAI”) normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Also, pursuant to the Investment Company Names Rule (Rule 35d-1 of the Investment Company Act of 1940), the Segall Bryant & Hamill International Equity Fund must notify shareholders with written notice sixty (60) days prior to any change in the following investment policy.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in international equity securities, primarily common stock of companies located outside of the United States. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy. To the extent such P-notes, ETFs or derivatives relate to companies based outside of the United States, they will be considered international securities for the purpose of meeting the Fund’s 80% investment policy.

The Fund intends to achieve its investment objective by following the principal investment strategies described in detail within the Summary Section earlier in this Prospectus.

In addition, the Fund will follow the general policies listed below.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include various short-term instruments, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

The Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities that the Adviser does not believe could be sold in an orderly transaction within seven business days without a material impact on the price of the security.

Other Investment Companies

Pursuant to Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), the Fund may, among other alternatives to comply with Section 12(d)(1), invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may also rely on rules promulgated under the 1940 Act to exceed these limits otherwise imposed by the 1940 Act.

The Fund may invest its cash balances, within these limits permitted by the 1940 Act in other investment companies that invest in high-quality, short-term debt securities that determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds).

In addition, the Fund may invest in other investment companies, within the limits permitted by the 1940 Act, that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”).

6

GENERAL PORTFOLIO POLICIES

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover

In general, the Fund intends to purchase securities for long-term investment, and the Adviser will not consider the portfolio turnover rate when making investment decisions for the Fund. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

Principal and non-principal risks of the fund

Information about the Fund’s principal risks appear in the relevant summary section for the Fund at the beginning of this Prospectus. The information below describes in greater detail the principal risks and non-principal risks pertinent to the Fund.

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund. The following information is intended to help you better understand some of the principal and non-principal risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. The fact that a particular risk is not identified as a principal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. Additional information about the investment practices of the Fund and the risks pertinent to these practices is included in the SAI. The following information regarding principal risks is provided in alphabetical order and not necessarily in order of importance.

ADR and GDR Risk – Principal Risk

ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Country Risk – Principal Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. The Fund’s performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, as of December 31, 2020, the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China, the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan.

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GENERAL PORTFOLIO POLICIES

Currency Risk – Principal Risk

The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk – Non-Principal Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming its shares.

Derivatives Risk – Non-Principal Risk

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index, or security on which the derivative is based. The Fund, as described in this Prospectus, may invest in various types of derivatives, including forward currency contracts. Forward currency contracts seek to, among other things, manage market risk and currency risk. However, there is no guarantee that a particular derivative strategy will meet these objectives.

Derivatives are generally subject to counterparty risk (which is the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms), liquidity risk (which is the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller), and risks related to the portfolio management’s ability to correctly determine trends in prices, rates and economic factors.

Forward currency contracts may be susceptible to risks related to pricing or valuation (when a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate) and risks arising from currency volatility.

Direct Foreign Exposure Risk – Principal Risk

There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that are traded on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

Emerging Market Risk – Non-Principal Risk

Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

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GENERAL PORTFOLIO POLICIES

Equity Securities Risk – Principal Risk

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

ESG Risk – Principal Risk

The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. Further, there can be no assurance that the ESG criteria utilized by the Fund or any judgment exercised for the Fund will reflect the beliefs or values of any particular investor. Regulatory changes or interpretations regarding the definitions and/or use of ESG or other sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the Fund, whose strategies include ESG or other sustainability criteria.

ETF Risk – Non-Principal Risk

Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Growth Investing Risk – Non-Principal Risk

The Fund may invest in companies that appear to be growth-oriented companies. To the extent the Fund invests in growth-oriented securities, if the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the growth style. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Indirect Foreign Exposure Risk – Non-Principal Risk

Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

Japan Risk – Principal Risk

The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the Japanese economy, especially the export sector, and destabilize the region as a whole. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to the fund’s investments in Japan.

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GENERAL PORTFOLIO POLICIES

Market Capitalization Risk – Non-Principal Risk

To the extent the Fund invests in securities issued by small-, medium- or large capitalization companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund’s performance could be adversely impacted.

The small- and medium-sized companies in which the Equity Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly-traded than larger, more established companies.

Market Risk – Principal Risk

As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

The Fund’s investments are also subject to inflation risk, which is the risk that the value of the Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq, Afghanistan and Syria have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this prospectus.

Widespread disease, including pandemics and epidemics, may also affect financial markets. For example, the novel coronavirus disease (COVID-19) resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the Secured Overnight Financing Rate (SOFR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this section will likely increase.

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GENERAL PORTFOLIO POLICIES

Participatory Notes Risk – Non-Principal Risk

P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Portfolio Management Risk – Principal Risk

The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Portfolio Turnover Risk – Principal Risk

A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by the Fund and its shareholders. It may result in more short-term capital gains taxable to shareholders, which are taxable as ordinary income. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund’s return.

Sector Focus Risk – Principal Risk

The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single sector or related sector, due to reasons such as a rebalancing or reconstitution of a benchmark index. Focusing investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

Value Investing Risk – Non-Principal Risk

The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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HOW TO INVEST AND OBTAIN INFORMATION

How to Contact Segall Bryant & Hamill Funds

The following section explains how to contact Segall Bryant & Hamill Funds and how to purchase, exchange, and redeem your Segall Bryant & Hamill Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at (800) 392-2673 if you have any questions or to obtain an Account Application.

CONTACTING SEGALL BRYANT & HAMILL FUNDS

Online	www.sbhfunds.com: Segall Bryant & Hamill Transaction Center 24 hours a day, seven days a week
	●	Access account information
	●	Perform transactions
	●	Access duplicate statements and tax forms
	●	Change your address or distribution options
By Telephone	(800) 392-2673: Segall Bryant & Hamill Investor Services Weekdays: 8 a.m. to 6 p.m. Eastern Time Segall Bryant & Hamill Automated Service Line 24 hours a day, seven days a week
	●	Access account information
	●	Obtain Fund prices and distribution rates
By Regular Mail

Segall Bryant & Hamill Funds

P.O. Box 46707

Cincinnati, Ohio 45246-0707

The Fund does not consider the Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Segall Bryant & Hamill Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Express, Certified or Registered Mail	Segall Bryant & Hamill Funds 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246

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HOW TO INVEST AND OBTAIN INFORMATION

Purchasing Shares

You may purchase additional Fund shares through any of the options below. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail

Opening a new account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page.

Adding to your existing account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page 12 to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone. Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	If you are an existing shareholder, you may purchase additional shares online. Access the Segall Bryant & Hamill Transaction Center at www.sbhfunds.com 24 hours a day, seven days a week.
By Automatic Investment Plan

Complete the Automatic Investment Plan Section on your Account Application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

By Wire

You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call (800) 392-2673 to speak with a Segall Bryant & Hamill Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service”.

Important notes on purchasing shares:

●	When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number, and amount.

●	Please make your check payable to “SBH Funds” in U.S. dollars drawn on a U.S. bank account.

●	Cash, post-dated checks, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks and cashier’s checks will not be accepted for purchases. Automated Clearing House (ACH) transactions cannot be used for initial purchase.

●	If you are purchasing shares in a retirement account(3) please indicate whether the purchase is a rollover, a current year or a prior-year contribution.

●	After receipt of your order by telephone, or online, your bank account will be debited within 1-2 business days.

●	If a check does not clear your bank, Segall Bryant & Hamill Funds reserves the right to cancel the purchase.

●	If Segall Bryant & Hamill Funds is unable to debit your predesignated bank account for purchases, Segall Bryant & Hamill Funds may make additional attempts or cancel the purchase.

●	Segall Bryant & Hamill Funds reserves the right to reject any order.

●	If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Segall Bryant & Hamill Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

●	A transfer of shares between classes of the same Fund generally is not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders in the year of the exchange as described in the SAI under “Additional Information Concerning Taxes – Special tax Considerations – Transfers between Classes of a Single Fund.”

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HOW TO INVEST AND OBTAIN INFORMATION

Investment Minimums	Retail Class(1)	Institutional Class(2)
To open a new regular account	$2,500	$250,000
To open a new retirement, education(3) or UGMA/UTMA account	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

The Fund reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

(1)	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.
(2)	The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 22 for more information regarding investment minimums on accounts opened through a service organization.
(3)	A description of the retirement and education accounts available for investment in the Segall Bryant & Hamill Funds may be found in the SAI for the Fund. Please see the back cover of this prospectus for the telephone number, mailing address, and website address where you can request a free copy of the SAI.

Exchanging Shares

You may (i) exchange your Fund shares or (ii) exchange shares between classes of the same Fund, through any of the options below. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

By Mail	Send a written request following the instructions on page 12 and mail to the appropriate address.
By Telephone*	Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	Access the Segall Bryant & Hamill Transaction Center located at www.sbhfunds.com 24 hours a day, seven days a week.
Automatically	Call (800) 392-2673 to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service”.

Important notes on exchanging shares:

●	Exchanges must meet the minimum investment requirements described on page 14.

●	Exchanges between accounts will be accepted only if registrations are identical.

●	Please be sure to read the Prospectus for the Fund into which you are exchanging.

●	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-advantaged account.

●	Exchanges of shares between classes of the same Fund are generally not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders in the year of the exchange.

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HOW TO INVEST AND OBTAIN INFORMATION

Redeeming Shares

You may redeem your Fund shares by any of the options below.

By Mail	Send a written request following the instructions on page 12 and mail to the appropriate address.
By Telephone*

If you are an existing shareholder, you may redeem your shares by telephone.

Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time or use the Segall Bryant & Hamill Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online. Access the Segall Bryant & Hamill Transaction Center located at www.sbhfunds.com 24 hours a day, seven days a week.
By Systematic Withdrawal Plan

You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

By Wire

You may redeem Segall Bryant & Hamill shares by wire transfer from your Segall Bryant & Hamill account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

To add bank instructions to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service”.

Important notes on redeeming shares:

●	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.

●	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request.

●	Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order. The minimum redemption by ACH is $100 and the minimum redemption by wire transfer is $1,000.

●	If the shares you are redeeming were purchased by check, Segall Bryant & Hamill Funds will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, online or through the Automatic Investment Plan, Segall Bryant & Hamill Funds will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

●	If you own shares in an IRA or other retirement plan, you must indicate on your redemption request whether the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

●	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

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HOW TO INVEST AND OBTAIN INFORMATION

Additional Information on Telephone and Online Services

●	All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Segall Bryant & Hamill Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.

●	Shareholders can follow the instructions provided at the Segall Bryant & Hamill Transaction Center to access these services.

●	Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Segall Bryant & Hamill Funds account. To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

●	Redemption privilege by telephone is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

●	If you are redeeming shares held in an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

●	Online redemptions and exchanges are not available for business or certain fiduciary accounts.

●	There is a $50,000 daily maximum for each account for each separate type online transaction (purchases and redemptions).

●	It may be difficult to reach the Fund by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

16

GENERAL ACCOUNT POLICIES

Security Issues

The Fund has procedures to enhance security, including the use of 128-bit encryption through the Segall Bryant & Hamill Transaction Center, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Fund also has procedures to confirm that telephone and online transaction requests are genuine. The Fund believes that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Fund and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

The Fund may modify or terminate account policies, services, and features, but, subject to the Fund’s right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Fund reserves the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Fund or its agents may temporarily suspend telephone, wire, and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Frequent Trading and Market Timing Risk

While the Fund provides shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Fund’s shares can be disruptive to the management of the Fund and hurt the long-term performance of the Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

●	Dilution in the value of a mutual fund’s shares for long-term shareholders;

●	Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;

●	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;

●	Interference with the efficient management of a mutual fund’s portfolio; and

●	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges, can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

17

GENERAL ACCOUNT POLICIES

Similarly, in the event the Fund holds small-capitalization (e.g., small company) stocks that are thinly-traded the Fund may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Fund has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Fund.

●	If the Fund believes, in its sole discretion, that an investor is engaging in Frequent Trading activity, the Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Fund’s Frequent Trading policies are not deemed accepted by the Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Fund will not be responsible for any losses you may suffer as a result of the Fund rejecting your purchase or exchange order.

●	The Fund reserves the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

●	Pursuant to delegation from the Board, the valuation designee has adopted fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect the Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Fund has entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon the Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

Neither the Trust nor the Fund accommodate Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Fund may consider the trading history of accounts under common ownership or control in the Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and must include the following information:

●	The name and class of the Fund(s).

●	The account number(s).

●	The amount of money or number of shares.

●	The name(s) on the account.

●	The signature(s) of all registered account owners (signature guaranteed, if applicable).

●	Your daytime telephone number.

Medallion Signature Guarantee

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

A Medallion signature guarantee must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

●	Transferring ownership of an account.

●	Redeeming by check payable to someone other than the account owner(s).

●	Redeeming by check mailed to an address other than the address of record.

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GENERAL ACCOUNT POLICIES

●	Redeeming by check mailed to an address that has been changed without a signature guarantee within the last 15 days.

●	Redeeming by electronic transfer to a bank account other than the bank account of record.

The Fund requires an original signature guarantee stamp for redemptions greater than $50,000 from your account.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Fund may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Fund with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Fund in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify). The annual maintenance fee may only be increased with the approval of the Fund’s Board of Trustees.

The Fund reserves the right to redeem your Retail class account should your balance fall below the required minimum on page 12. Prior to redemption, the Fund will send a letter advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for your retail class account.

Involuntary Redemptions

The Fund reserves the right to close an account if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund.

Redemption Payments/Redemptions In-Kind

The Fund reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

It is anticipated that the Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. The Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of the Fund’s investments, in which case the Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. The Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. The Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions.

Address Changes

To change the address on your account, call (800) 392-2673 or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 15 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call (800) 392-2673.

19

GENERAL ACCOUNT POLICIES

Quarterly Consolidated Statements and Shareholder Reports

The Fund will send you a consolidated statement quarterly and, with the exception of automatic investment plan purchase transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you each year and filed with the IRS.

Each year, we will make available to you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the Segall Bryant & Hamill Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund’s Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of Prospectuses should call (800) 392-2673 or write to us at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Fund’s website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.sbhfunds.com.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The SAI contains a complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities. All of the Fund’s holdings are posted on the Fund’s website at www.sbhfunds.com on or around the 15th of each month. Information on the Fund’s top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions, and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. The Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Time. In the event the Exchange does not open for business because of an emergency, the Fund may, but is not required to, open one or more Funds for purchase, redemption, and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call (800) 392-2673.

In the case of participants in certain employee benefit plans investing in the Fund and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Fund has authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Fund.

20

GENERAL ACCOUNT POLICIES

The Trust reserves the right to reprocess purchase, redemption, and exchange transactions that were initially processed at a NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

The Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. The Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by the valuation designee. If any security is valued using fair value pricing, the Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

Valuation

Valuing Domestic Securities

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund’s independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect the Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Fund that have been adopted by the valuation designee. Examples of potentially significant events that could materially impact the Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts, and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed Income Obligations

Fixed income obligations generally do not have readily available market quotations. As such, the Fund employs an independent pricing service selected by the Adviser, as the Fund’s valuation designee, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. If the valuation designee concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the valuation designee or the security will be fair valued by the valuation designee, using pricing procedures for the Fund that has been adopted by the valuation designee.

21

GENERAL ACCOUNT POLICIES

Derivatives

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Segall Bryant & Hamill Funds require. Institutional Class accounts offered through a Service Organization that offer institutional class shares, such as but not limited to a transaction fee platform, will be exempt from the $250,000 minimum investment amount. Exceptions to the Institutional Class minimums will also apply for intermediaries in a fiduciary role with respect to retirement assets under applicable Department of Labor regulation, qualified retirement plans, and other account types with lower or no networking and/or omnibus fees charged to the Fund.

The Funs reserves the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including redemption fees. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Segall Bryant & Hamill Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Fund either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments, as determined from time to time by the Adviser, may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor, informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Fund. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Fund.

22

DISTRIBUTIONS AND TAXES

Distributions

The Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of the Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains
Segall Bryant and Hamill International Equity Fund	Generally declared and paid annually	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Segall Bryant & Hamill Funds,” calling (800) 392-2673, or online at www.sbhfunds.com.

Generally, distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Taxes

U.S. Federal Income Taxes

The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, foreign corporations or tax-exempt entities may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Code as regulated investment companies and meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax. If the Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes.

Taxation of Fund Distributions

The Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss). For U.S. federal income tax purposes, shareholders of regulated investment companies are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to shareholders.

Distributions attributable to the net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Currently, an individual’s net long-term capital gain is taxable at preferential tax rates.

23

DISTRIBUTIONS AND TAXES

Other than distributions of net long-term capital gain, Fund distributions (except for exempt-interest dividends, discussed below) will generally be taxable as (i) ordinary income, (ii) if so designated by the Fund, as “qualified dividend income,” taxable to individual shareholders at tax rates applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares, or (iii) section 199A dividends. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower rate generally cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, certain transactions in foreign currencies or are short-term capital gains, such dividends will generally not be eligible for the lower rate. However, if at least ninety-five percent (95%) of the Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions.

The Fund that invests in stock of a real-estate investment trust (a “REIT”) may be eligible to pay “section 199A” dividends to its shareholders with respect to qualified dividends received by it from its investment in REITs. “Section 199A” dividends received in taxable years beginning before 2026 are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements, debt financing limitations, and other requirements.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Sale or Redemption of Fund Shares

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. The deductibility of capital losses is subject to limitation.

Cost Basis Reporting

The Fund (or its administrative agent) will be required to report the gross proceeds of the sale of any Fund shares (regardless of when the shares were purchased). The Fund must also report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. The Fund will also be required to indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement plan. In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method.

24

DISTRIBUTIONS AND TAXES

The Fund has chosen “Average Cost” as their standing (default) tax lot method for all shareholders. This is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Subject to certain limitations, a shareholder may choose a method other than the Fund’s standing method at the time of purchase or upon the sale of covered shares. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Taxation of Certain Investments

The Fund may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, original issue discount will be included in such Fund’s ordinary income as it accrues over the term of the instrument. Even though payment of that amount is not received until a later time (and might never be received), the amount of accrued original issue discount will be distributed to shareholders as taxable dividends over the term of the instrument. The Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though such Fund will not yet have received payment of such amounts.

Some of the Fund’s investments, such as certain option transactions, regulated futures transactions, and foreign currency contracts, may be “Section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as 60% long-term capital gains or losses and forty 40% short-term capital gains or losses.

The Segall Bryant & Hamill International Equity Fund will likely be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. In certain situations, the Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder to either (1) credit such proportionate amount of taxes against U.S. federal income tax liability or (2) take such amount as an itemized deduction. The Fund can provide no assurance that they will be eligible for, or will make, such election.

Investments by Tax-Qualified Plans

Any distributions on, or sales, exchanges, or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable, but withdrawals from such a plan will be subject to special tax rules.

Exempt-Interest Dividends

The Segall Bryant & Hamill Municipal Opportunities Fund and the Segall Bryant & Hamill Colorado Tax Free Fund anticipate that substantially all of their income dividends will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of short-term and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Segall Bryant & Hamill Municipal Opportunities Fund or the Segall Bryant & Hamill Colorado Tax Free Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Segall Bryant & Hamill Municipal Opportunities Fund or the Segall Bryant & Hamill Colorado Tax Free Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share will generally be disallowed to the extent of such dividend amount.

25

DISTRIBUTIONS AND TAXES

Surtax on Net Investment Income

A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Net investment income does not include exempt-interest dividends. You will be required to report any liability for this additional tax on your federal income tax return.

Backup Withholding

A shareholder of the Fund may be subject to backup withholding on any distributions of income (excluding exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years beginning before 2026.

Foreign Accounts

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “Additional Information Concerning Taxes – Foreign Accounts.”

Other State and Local Income Taxes

Shareholders may also be subject to other state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, such income taxes may not apply to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or locality tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “Additional Information Concerning Taxes.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

26

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Segall Bryant & Hamill, LLC, with principal offices at 540 West Madison Street, Suite 1900, Chicago, IL 60661, serves as the investment adviser to the Fund. The Adviser is wholly owned by CI Financial Corp. through its Corient Holdings Inc entity. As of June 30, 2023, Segall Bryant & Hamill, LLC had approximately $23.2 billion in client assets under management, including approximately $520 million in assets under advisement, and approximately $3.3 billion in sixteen investment company portfolios.

Segall Bryant & Hamill, LLC provides a continuous investment program for the Fund, including investment research and management. Segall Bryant & Hamill, LLC makes investment decisions for the Fund and places orders for all purchases and sales of the Fund’s portfolio securities.

Management Expenses

For its advisory services to the Fund, the Adviser is entitled to receive an annual fee calculated on the respective Fund’s average daily net assets as denoted below.

Fund	Annual Advisory Fee
Segall Bryant & Hamill International Equity Fund	0.75%

As indicated below, the Fund’s Adviser has contractually agreed until at least April 30, 2025, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than the amounts indicated in the table below as it relates to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees. These amounts are not subject to recapture in future periods.

	Maximum Net Annual Fund Operating Expenses
Fund	Retail Class	Institutional Class
Segall Bryant & Hamill International Equity Fund	1.14%	0.99%

There have been no Advisory Fees paid since the Fund has not commenced operations.

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Funs, please see the SAI.

The Segall Bryant & Hamill International Equity Fund is managed by Dr. Scott E. Decatur, Ph.D., and Mr. Nicholas C. Fedako, CFA. This team is further supported by dedicated analysts on the team. Dr. Decatur and Mr. Fedako are primarily responsible for the day-to-day management of the fund, including the development and ongoing application of Segall Bryant & Hamill, LLC’s proprietary quantitative model.

Portfolio Managers

Scott E. Decatur, Ph.D. has been portfolio manager of the Segall Bryant & Hamill Emerging Markets Fund and its Predecessor Fund since June 30, 2011 and the Segall Bryant & Hamill International Small Cap Fund and its Predecessor Fund since May 31, 2011. He is the director of Quantitative International Strategies at Segall Bryant & Hamill, LLC. Prior to joining Segall Bryant & Hamill in 2015, Dr. Decatur was the director of quantitative research and a partner of Philadelphia International Advisors LP (“PIA”) from 2004 to 2015. Prior to PIA, he was a member of the Structured Products Group and served as director of quantitative equity research at Delaware Investments and as a quantitative investment analyst, focusing on emerging markets, with Grantham, Mayo, van Otterloo & Co. Dr. Decatur holds a B.S. and M.S. from the Massachusetts Institute of Technology. He earned a Ph.D. in Computer Science from Harvard University.

27

MANAGEMENT OF THE FUNDS

Nicholas C. Fedako, CFA, has been portfolio manager of the Segall Bryant & Hamill Emerging Markets Fund and its Predecessor Fund since June 30, 2011 and the Segall Bryant & Hamill International Small Cap Fund and its Predecessor Fund since May 31, 2011. He is a senior portfolio manager at Segall Bryant & Hamill, LLC. Prior to joining Segall Bryant & Hamill in 2015, Mr. Fedako was a quantitative analyst and partner at Philadelphia International Advisors (“PIA”), where he provided quantitative support to an international fundamental team for a number of years before helping to start the quantitative strategies in 2008. Mr. Fedako holds a B.S. from Pennsylvania State University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia.

Co-Administrators

Ultimus Fund Solutions, LLC (“Ultimus”) and the Adviser serve as co-administrators (“Administrators”) to the Fund and receive fees in such capacity. Ultimus has also agreed to maintain the financial accounts and records of the Fund, to compute the net asset value and certain other financial information relating to the Fund and provide transfer agency services to the Fund.

Shareholder Service Fee

The Retail Class of the Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. The Institutional Class of the Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing subaccounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Funs on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

28

FINANCIAL HIGHLIGHTS

Because the Fund has recently launched, there is no financial performance information included in this prospectus for the Fund. The fiscal year-end of the Fund is December 31st each year. Once the information becomes available, you may request a copy of this information by calling the Fund at (800) 392-2673.

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WHERE TO FIND MORE INFORMATION

More information about the Segall Bryant & Hamill Funds is available to you upon request and without charge.

ANNUAL AND SEMI-ANNUAL REPORT

When available, the Annual and Semi-Annual Reports provide additional information about the Fund’s investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Fund’s investment policies, organization, and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Fund’s Annual Report, Semi-Annual Report and SAI. They may also request other information about the Fund and make shareholder inquiries.

Write to:	Segall Bryant & Hamill Funds 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

By phone:	(800) 392-2673

Web:	www.sbhfunds.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

The Segall Bryant & Hamill Trust’s Investment Company Act File No. is 811-03373. Fund distributed by Ultimus Fund Distributors, LLC.

SEGALL BRYANT & HAMILL TRUST

Statement of Additional Information

for

Ticker Symbols
Fund	Retail Class	Institutional Class

Segall Bryant & Hamill International Equity Fund	CIQRX	CIEQX

Retail Class and Institutional Class

December 8, 2023

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Fund’s prospectus dated December 8, 2023, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Retail Class and Institutional Class, as applicable, of the Fund. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely based upon the information contained herein. Copies of the Fund’s Prospectus for the Retail Class and Institutional Class may be obtained by calling (800) 392-2673 or by writing Ultimus Fund Distributors, LLC (“UFD”) at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

THE TRUST

The Segall Bryant & Hamill Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This SAI pertains to the Segall Bryant & Hamill International Equity Fund, (the “Fund”). For information concerning the Fund, contact Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or call (800) 392-2673.

INVESTMENT LIMITATIONS

The Fund is a diversified portfolio of the Trust for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Prospectus for the Fund describes the Fund’s investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for the Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means the Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Segall Bryant & Hamill International Equity Fund may not, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

Additional fundamental investment limitations for the Fund are listed below. With the exceptions noted below, the Fund may not:

1. Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2. Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3. Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4. Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5. Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.*

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Segall Bryant & Hamill, LLC (the “Adviser”) within the investment team’s portfolio management processes. The use of any particular classification system is not a fundamental policy of the Fund. In light of the current state of these regulatory requirements, the Fund does not concentrate 25% or more of its total assets in any particular industry or group.

If a percentage limitation or other statistical requirement is met at the time the Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

As a non-fundamental policy, the Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

TYPES OF INVESTMENTS AND OTHER RISKS

The Fund’s principal investment strategies and risks are described in the Fund’s Prospectus. The following details certain types of investments, strategies and certain strategies and non-principal risks that may apply to the Fund. The Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivative Instruments

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Fund. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Fund will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by the Fund. The Fund may enter into derivatives transactions, notwithstanding the requirements of Section 18 of the 1940 Act, if the Fund satisfies the conditions of Rule 18f-4 under the 1940 Act.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

Futures. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. Government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by the Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, NFA, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

Rule 4.5 under the CEA exempts an adviser of a fund that invests in “commodity interests” from registration as a CPO provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser intends to either: (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Futures Contracts on Foreign Currencies. To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return, hedge the Fund’s exposure to currencies relative to the Fund benchmark or a level determined by the Adviser, or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

For example, the Fund may take a “short” position to reduce the Fund’s exposure to closer align with the exposure to the currency weight within the Fund’s benchmark or a level determined by the Adviser or seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it seeks to increase the Fund’s exposure to closer align with the exposure to the currency weight within the Fund’s benchmark or a level determined by the Adviser or when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

Margin Payments. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Options. The Fund may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that the Fund may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that the Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by the Fund will not exceed 5% of its net assets and options written by the Fund will not exceed 25% of its net assets.

In order to close out call or put option positions, the Fund will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, they will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, the Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, the Fund would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Options with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

Options on Futures Contracts. The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

The Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Structured Securities. The Fund may invest in structured securities such as equity-linked structured notes. Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Equity Securities

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. The Fund will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to the Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

The Fund may maintain “short” positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes.

Illiquid Securities

The Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in investments that are illiquid. The Fund considers illiquid investments to be those investments that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Illiquid securities may include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases. A security’s illiquidity might prevent the sale of the security at a time when the Adviser might wish to sell. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. In addition, these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Under the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity pursuant to the Trust’s liquidity risk management program. The sale of some illiquid and other types of investments may be subject to legal restrictions.

Restricted securities will be subject to the 15% limitation unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A. Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.

Investment Companies

The Fund may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, all the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund. These restrictions do not apply to investments by the Fund in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by Shareholders. The Fund’s investments in investment companies may include various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the New York Stock Exchange and NYSE MKT. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Investments with Non-U.S. Exposure

The Fund’s investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts. A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Fund’s performance.

Non-U.S. Issuers. Segall Bryant & Hamill Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers. Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers. Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States. Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries. For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of the Fund’s investment in such securities.

Non-U.S. Traded Securities. Segall Bryant & Hamill Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States. Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

The Fund may invest an unlimited amount in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars. Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations. Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities. These and other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

Emerging Markets and Developing Countries. The Fund may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts. Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”). These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities. EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities.

Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The lack of information may result in inefficiencies in the valuation of such instruments.

Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in depositary receipts, such as ADRs, the Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure. Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Master Limited Partnerships

A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Money Market Instruments

The Fund may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Fund’s total assets at the time of purchase.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by the Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Fund intends to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

A pro rata portion of REIT fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly to the Fund and borne by Fund shareholders in connection with their operations.

Repurchase Agreements

In a repurchase agreement, the Fund agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If, in the future, the Fund enters into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Fund’s net assets.

The repurchase price under repurchase agreements entered into by the Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund’s custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities

The Fund may invest in restricted securities which are securities subject to legal or contractual restrictions on resale. These may include private placements of equity securities issued by issuers who have publicly traded equity securities of the same class issued and outstanding (“private investment in public equity” or “PIPES”). In many cases, PIPES are subject to contractual restrictions on resale. As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. If any privately placed securities held by the Fund is required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund’s investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Fund may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Reverse Repurchase Agreements

The Fund may borrow for temporary purposes by entering into reverse repurchase agreements subject to the requirements of Rule 18f-4 under the 1940 Act. Under these agreements, the Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Fund is required to maintain continuous asset coverage of three hundred percent. Should the value of the Fund’s assets decline below three hundred percent of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore asset coverage to three hundred percent.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price. This could occur when there is no movement in the level of the underlying security.

Securities Lending

The Fund may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.” Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Temporary Defensive Positions

The Segall Bryant & Hamill Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include short-term debt-securities, cash and cash equivalents. If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Terrorism, War, Natural Disaster and Epidemic Risk

Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).

Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Fund, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Fund provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause any of the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Fund include a Research Arrangement. Segall Bryant & Hamill, LLC estimates that approximately 33% for domestic and international equities of the commission paid for trades where Segall Bryant & Hamill, LLC receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Segall Bryant & Hamill, LLC negotiates the execution cost with the executing broker. Segall Bryant & Hamill, LLC estimates that approximately 10% to 33% of the commission paid is for the cost of execution, with the balance attributable to the Research received.

To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Fund, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.

Many over-the-counter issues, including corporate debt, government securities and municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Fund’s Brokerage Commissions will be available after the Fund completes its first fiscal year.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Board will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, the Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

The Fund may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies. Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, UFD or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions. In addition, the Segall Bryant & Hamill Colorado Tax Free Fund will not purchase securities during the existence of any underwriting group or related selling group of which UFD, the Adviser or any affiliated person of any of them, is a member, except to the extent permitted by the SEC.

Investment decisions for the Fund are made independently from those for the other Funds in the Trust. However, the Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of the Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other funds in the Trust.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by UFD.

Shares of all Segall Bryant & Hamill Funds may be exchanged for shares of all other Segall Bryant & Hamill Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund may redeem shares involuntarily: (i) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; (ii) to collect any charge relating to a transaction effected for the benefit of a shareholder; (iii) in connection with the closing of an account, if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund, as provided in the Prospectus; and (iv) in connection with a low balance account, as provided in the Prospectus. In addition, the Trust reserves the express right to redeem shares of the Fund involuntarily at any time if the Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day and receive that day’s price. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order. Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries. Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans

Individual Retirement Accounts. An Individual Retirement Account (“Traditional IRA”) may invest in the Trust. Traditional IRAs are available to individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Fund as a funding medium to save for retirement. For 2020 and later, there is no longer a rule that prevents an individual who has attained, or will attain, age 70½ before the end of the taxable year from contributing to the Traditional IRA. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and an individual’s and/or individual’s spouse’s income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions). Distributions are included in gross income, except to the extent of any nondeductible contributions. Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) may also invest in the Trust. Roth IRAs are available to individuals who have earned income, who wish to use shares of the Fund as a funding medium to save for retirement. A single individual with modified adjusted gross income (“MAGI”) of up to $153,000 in 2023 may contribute to a Roth IRA (for married couples filing jointly, the MAGI limit is $228,000 in 2023). An individual with MAGI of up to $10,000 in 2023 who is married, lives with his or her spouse at any time during the year and files his or her income taxes separately from his or her spouse may contribute to a Roth IRA. Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income in the applicable range. Contributions to a Roth IRA are not deductible. “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs. A non-qualified distribution will result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA. The opportunity to convert to a Roth IRA is available to all individuals regardless of income. The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent that it is a return of nondeductible Traditional IRA contributions). The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of (i) $6,500 ($7,500 for an individual aged 50 or older) in 2023 or (ii) 100% of his or her taxable compensation for the year (reduced by the contributions for the taxable year to all other individual retirement plans maintained for the individual’s benefit). If the individual is married and files a joint return, the contributions of an individual and the spouse may not exceed their joint taxable income or the annual contribution limits times two. Factors discussed above may further reduce an individual’s contribution limit.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs that are invested in the Trust, if the employer sponsors a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that must have been established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements). SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts. A Coverdell Education Savings Account (“Coverdell ESA”) may invest in the Trust. Coverdell ESAs are available to individuals who wish to use shares of the Fund as a funding medium to save for a child’s education. A single individual with MAGI of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the MAGI limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Contribution amounts are phased out ratably for individual filers with MAGI between $95,000 and $110,000 and joint filers with income between $190,000 and $220,000. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax. Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.” Qualified higher education expenses include post-secondary education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions). A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA vehicles that may invest in the Fund. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at (800) 392-2673. The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interests in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board has authorized the issuance of thirty-two outstanding classes of shares, consisting of sixteen retail share classes and sixteen institutional share classes, with a retail and institutional share class for the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, Segall Bryant & Hamill Colorado Tax Free Fund, and Segall Bryant & Hamill International Equity Fund. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees. Shares of the Fund have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, the Fund’s shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Fund will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f-2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of the Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of the Independent Registered Public Accounting Firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular funds in the Trust.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

Except where otherwise indicated, the following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. This discussion also does not, except where specifically noted, address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, and (ix) insurance companies.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. The Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships, and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the Internal Revenue Service (the “IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto). For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If the Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is any net long-term capital gains in excess of the net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income, if any, that the Fund distributes to shareholders on a timely basis. The Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, as its capital gain dividends in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized in taxable years may be carried forward indefinitely until they are used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of capital gains offset by carried-forward capital losses are generally treated as return-of-capital distributions to shareholders. The Fund cannot carry back or carry forward any net operating losses.

The Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31, as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that the Fund will be able to do so. The Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares). If dividends received by the Fund during any taxable year constitute 95% or more of its gross income (excluding net capital gain), then all of the Fund dividends (other than those properly designated as capital gain dividends) may be treated as qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares. Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The maximum long-term capital gain rate applicable to individuals generally is 20%. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income” below.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund is treated as dividends. In order to receive this deduction, certain holding period requirements apply. Among such requirements, pursuant to Code Sections 246 and 854, the Fund’s corporate shareholders must hold their Fund shares at least 46 days for the 91-day period beginning on the date 45 days before the date on which the Fund’s shares becomes ex-dividend. Additionally, the Fund must meet the same holding period requirements but with respect to shares of the domestic corporation issuing dividends. Other restrictions on the dividends received deduction may apply.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. Under Treasury Regulation, a regulated investment company, such as the Fund, that earns business interest income is permitted to pay section 163(j) interest dividends to its shareholders. A shareholder that receives a section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss equal to the difference between the amount received for shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Fund.

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Transfers between Classes of a Single Fund

Exchanges of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of the Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of the Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, the Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a regulated investment company, an electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election would be qualifying dividend income for a regulated investment company if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividends are ineligible to be treated as qualified dividend income.

If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Fund also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively under certain attribution rules, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund is generally required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions are treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Real Estate Investment Trusts

Investments by the Fund in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, a deduction of up to 20% is available for taxable years beginning before 2026 to taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). A regulated investment company may pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for at least 46 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year beginning before 2026 equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Financial Products

When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Non-U.S. Securities and Currency Transactions

Gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Non-U.S. Taxes

Income received by the Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although the Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, the Fund may have insufficient tax liability to fully utilize such a credit or deduction because the Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of the Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if the Fund were to qualify as a “qualified fund of funds,” such Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Fund does not expect to qualify for either election described in this paragraph and make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in REMICs, in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI. The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding. The backup withholding rate is twenty-four percent for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that it is subject to backup withholding may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares purchased on or after January 1, 2012 when the shares are redeemed, exchanged, or otherwise sold. The Fund must also indicate whether shareholders had a short-term or long-term holding period in these shares. The Fund must also report the gross proceeds from the sale of all Fund shares (regardless of when they were purchased).

The Fund will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. Once the Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Surtax on Net Investment Income

An additional 3.8% Medicare surtax will be imposed on certain net investment of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if the FFI reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and satisfies certain withholding requirements, and (b) NFFE, if the NFFE: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are in addition to the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Whether a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-advantaged plans or investments by tax exempt entities. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans or by such entities and the precise effect of an investment in the Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to the Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

INDEPENDENT TRUSTEES

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)		Principal Occupation During Past 5 Years	Other Directorships(4)
Janice M. Teague Retired CPA Birth Year 1954 Trustee: Since February 13, 2007 Chairman: Since January 1, 2021	■	Retired, June 2003 to present;	None
	■	Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 to May 2003;
	■	Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 to May 2003; and
	■	Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 to May 2003.
Thomas J. Abood Birth Year 1963 Trustee: Since November 1, 2018	■	Previously, Chief Executive Officer and Director, EVO Transportation & Energy Services, Inc., September 2019 to September 2022 (CEO) and 2016 to October 2022 (Director).

Former Director of EVO Transportation and Energy Services, Inc. (2016 to October 2022)

Board Member of Perception Capital Corp II, Inc., March 2021 to present (member and Chair of Compensation Committee)

	■	Board Member, Perception Capital Corp II, Inc, March 2021 to present (member and Chair of Compensation Committee);
	■	Director, NELSON Worldwide LLC, May 2018 to present;
	■	Board Member and Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present (Board member) and October 2019 to October 2020 (Chair);
	■	Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to July 2021 (Board Member), July 2018 to July 2020 (Chair);
	■	Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to July 2021 (member), July 2014 to July 2021 (Chair);
	■	Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016 (Board Member) and 2014 to 2015 (Chair);
	■	Board Member and Past President, The Minikahda Club, November 2008; November 2011; November 2015 to November 2017 (Board Member) 2016 (President).

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)		Principal Occupation During Past 5 Years	Other Directorships(4)
John A. DeTore, CFA Birth Year 1958 Trustee: Since December 31, 2009	■	Director, Strategic R&D, Arga Investment Management (investment management), 2021 to present;	None
	■	CIO, Capitalogix, LLC, 2018 to 2021;
	■	CEO/Founder, United Alpha, LLC (investment management firm), 2003 to 2017;
	■	CIO, GRT United Alpha, LLC (investment management), 2006 to 2017;
	■	CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 to 2011;
	■	Managing Director/Director of Strategic R&D Putnam Investments (investment management), 1999 to 2000;
	■	Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 to 1999.
Rick A. Pederson Birth Year 1952 Trustee: Since February 13, 2007	■	President, Foundation Properties, Inc. (real estate investment management company), 1994 to present;	Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
	■	Partner, Bow River Capital Partners (private equity investment management firm), 2003 to present;
	■	Advisor, Pauls Corporation, 2008 to 2018;
	■	Board Member, Kivu Consulting Inc., 2019 to 2022;
	■	Board Member, Citywide Banks, 2014-2016; Advisory Board, 2017 to present;
	■	Director, National Western Stock Show (not-for-profit organization), 2010 to present;
	■	Board Member, IRI Consulting, 2017 to 2019;
	■	Board Member, History Colorado (not-for-profit organization), 2015 to 2020;
	■	Board Member, Strong-Bridge Consulting, 2015 to 2019;
	■	Board Member, Boettcher Foundation (not-for-profit organization), 2018 to present.
James A. Smith Birth Year 1952 Trustee: Since December 31, 2009	■	Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 to present;	None
	■	Private Equity Consultant, 2003 to 2016;
	■	Trustee, The Nature Conservancy (non-profit), July 2007-July 2016; Chairman, June 2014 to June 2016
Lloyd “Chip” Voneiff Birth Year 1954 Trustee: Since April 30, 2021	■	Retired, June 2012 – Present;	None
	■	Various Positions leading to Partner of PricewaterhouseCoopers (1976-2012).

*	As of the date of this SAI, the Trustees of the Trust oversee sixteen Segall Bryant & Hamill Funds.

TRUST OFFICERS(1)

Name, Address(2), Age, Position with Trust, Term of Position		Principal Occupation
Carolyn B. Goldhaber Birth Year 1978 President: Since February 15, 2023	■	President, Segall Bryant & Hamill, LLC, May 2022 to present.
	■	Chief Financial Officer, Segall Bryant & Hamill, LLC, June 2014 - May 2022.
Jasper R. Frontz, CPA, CFA Birth Year 1968 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004	■	Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;
	■	Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018; Partner;
	■	Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.
Maggie Bull Birth Year 1965 Secretary: November 16, 2021	■	Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC, August 2022 to present;
	■	Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC, January 2020 to August 2022;
	■	Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to January 2020;
	■	Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.
Jenny L. Leamer Birth Year 1976 Assistant Treasurer: May 6, 2019	■	SVP, Fund Accounting of Ultimus Fund Solutions, LLC, 2020 to present;
	■	Mutual Fund Controller of Ultimus Fund Solutions, LLC, 2014 to present;
	■	Ultimus Managers Trust, Treasurer, October 2014 to present;
	■	Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;
	■	Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

(1)	Each officer is appointed to serve in such capacity until his or her successor is duly appointed and qualified.
(2)	Each Officer may be contacted by writing to the Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Thomas J. Abood

Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018. He previously served as Chief Executive Officer and a Director of EVO Transportation & Energy Services, Inc., a public reporting trucking company that provides transportation services to the United States Postal Service and other freight customers. Mr. Abood also serves as a Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is on the board of Perception Capital Corp II, Inc which is a Special Purpose Acquisition Company (SPAC) which focuses on B2B technology. Mr. Abood also is past Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervised and managed the bankruptcy reorganization of the archdiocese. Mr. Abood held various positions at Dougherty Financial Group (“DFG”), a financial services holding company, from 1994 to 2014, including Director, Executive Vice President, General Counsel and Secretary. He was responsible for leading DFG’s investment management platform consisting of several independent investment management business. He was selected to serve as a Trustee of the Trust based on his experience in the investment management and financial services industries.

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 30 years of financial services experience. Currently, Mr. DeTore is the Director, Strategic R&D of Arga Investment Management. Previously, Mr. DeTore was the Chief Investment Officer of Capitalogix LLC, since 2018 and prior to that was the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He has held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as Chief Strategy Officer at Bow River Capital, an investment management firm that sponsors private equity, real estate, and software growth equity funds. Mr. Pederson was previously the President of Foundation Properties, Inc., a real estate investment manager, and founded Ross Consulting Group, advising public and private real property owners globally. He is a Trustee of the ALPS ETF Trust, the Principal Real Estate Income Fund, and the not-for-profit Boettcher Foundation. Mr. Pederson was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Mr. Smith’s principal occupations included serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Janice M. Teague

Ms. Teague, a Certified Public Accountant (retired), has been an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Lloyd “Chip” Voneiff

Mr. Voneiff, a Certified Public Accountant (inactive), has been an Independent Trustee to the Trust since May 1, 2021. Currently retired, Mr. Voneiff has over 36 years of experience in the public accounting industry, including 26 years as an audit partner with PricewaterhouseCoopers (PwC). At PwC, Mr. Voneiff specialized in serving the asset management industry, including leading the U.S. Asset Management Practice and serving as a member of PwC’s Global Investment Management Leadership Team from 1999 through 2005. He was selected to serve as a Trustee of the Trust based on his business, investment management and accounting experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged Segall Bryant & Hamill, LLC to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Janice M. Teague, an Independent Trustee, to serve in the role of Chairperson (“Chair”). The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances. These include the Trust’s multiple series of Fund shares, the Fund’s single portfolio of assets, the Fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Fund. The Investment Review Committee is comprised of Messrs. Abood (Chairman), DeTore, and Pederson. The Investment Review Committee met four times during the fiscal year ended December 31, 2022.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairperson or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Audit Committee comprises Messrs. Smith and Voneiff (Chairperson), and Ms. Teague. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2022.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Governance Committee comprises Ms. Teague (Chairperson) and Messrs. Abood, DeTore, and Pederson, each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2022.

Independent Trustee Retirement Policy

A Trustee may serve as a Trustee of the Trust subject to the Trust’s mandatory retirement policy, which requires any Trustee to retire upon the end of the Calendar year in which they attain the age of 75. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2022:

Name of Trustee	Dollar Range of Shares owned by Trustee in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Thomas J. Abood	None	$10,001 - $50,000
John A. DeTore	None	Over $100,000
Rick A. Pederson	None	Over $100,000
James A. Smith	None	Over $100,000
Janice Teague	None	Over $100,000
Lloyd “Chip” Voneiff	None	$10,001 - $50,000

Each Independent Trustee receives an annual fee of $34,000 plus $4,000 for each in-person quarterly Board meeting attended, $2,000 for the annual in-person investment contract renewal Board meeting attended, $1,000 for each Nominating and Governance Committee meeting attended, $1,000 for each Audit Committee meeting attended and $1,000 for each Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chair of the Board is entitled to receive an additional $1,500 for each Board meeting attended and the Chair of the Nominating and Governance Committee, Investment Review Committee and Audit Committee are each entitled to receive an additional $1,000 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is $1,000 per Trustee. The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2022:

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)
Thomas J. Abood Trustee	$0	-	62,000
John A. DeTore, Trustee	$0	-	62,000
Rick A. Pederson, Trustee	$0	-	58,000
James A. Smith, Trustee	$0	-	56,000
Janice M. Teague, Chairperson/Trustee	$0	-	64,000
Lloyd “Chip” Voneiff	$0		60,000
Jasper R. Frontz, Chief Compliance Officer	$0	-	140,000

(1)	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 6, 2023 there were twenty eight funds in the Fund Complex: the sixteen Segall Bryant & Hamill Funds offered to the public, Columbia Variable Portfolio – Partners Small Cap Value Fund, iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval. The balance in the Deferral Plan as of December 31, 2022 is $718,648.

The Adviser, of which Mr. Frontz, Treasurer and Chief Compliance Officer of the Trust and Ms. Goldhaber, President of both the Trust and the Adviser, receives compensation as the investment advisor and co-administrator.

Ultimus Fund Solutions, LLC, (“Ultimus”), of which Ms. Leamer and Ms. Bull are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, UFD, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of Ultimus, UFD or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Fund pursuant to an Advisory Agreement. The Adviser is a Delaware limited liability company. The Adviser is wholly owned by CI Financial Corp. through its Corient Holdings Inc entity.

In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund.

The initial term of the Advisory Agreement is two years. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s annual report to shareholders for the first annual or semi-annual report following the Fund’s inception.

The management fee to be paid by the Fund is 0.75% annual rate, pursuant to the terms set forth in the advisory agreement discussed above. The Adviser has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses) so that the ratio of expenses to average net assets in the Financial Highlights will not exceed 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, until at least April 30, 2025 (as a % of average daily net assets) (“Total Annual Fund Operating Expense Limit”).

There have been no Advisory Fees paid since the Fund has not commenced operations.

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Fund pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

Ultimus Fund Distributors, LLC (“UFD”), (the “Distributor”) an affiliate of Ultimus Fund Solutions, LLC, with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by UFD as agent of the Fund, and UFD has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. There have been no underwriting commissions paid by the Fund since the Fund has not commenced operations.

Administrators

Pursuant to an Administration Agreement, Ultimus Fund Solutions, LLC, and Segall Bryant & Hamill, LLC serve as co-administrators to the Fund (the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in the Fund’s operations.

The Annual Administration Fees payable to the Administrator are allocated to the Fund based upon the Fund’s relative proportion of the Trust’s net assets.

Ultimus Fund Solutions, LLC (“Ultimus”) has entered into a Master Services Agreement (the “Ultimus Administration Agreement”) to maintain the financial accounts and records of the Fund, to compute the net asset value and certain other financial information of the Fund and generally assist in the Fund’s operations. Ultimus receives a fee for such services based on the Trust’s assets.

Segall Bryant & Hamill, LLC, through assignment, is a party to an Administration Agreement (the “SBH Administration Agreement”) to assist in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compile data for and prepare various notices; assist in preparation of annual and semi-annual shareholder reports to the SEC as well as; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Fund; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations and generally assist in the Fund’s operations.

The fees to be paid by the Fund, pursuant to the SBH Administration Agreement discussed above are 0.01% in average daily net assets of the Trust effective May 1, 2019.

There have been no administration fees paid by the Fund since the Fund has not commenced operations.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman (“BBH”) (the “Custodian”), with principal offices at 50 Post Office Square, Boston, MA 02110, serves as custodian of the assets of the Fund pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of the Fund subject to an overall minimum.

Ultimus Fund Solutions, LLC, pursuant to a Master Services Agreement, serves as Transfer Agent for the Fund. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Master Services Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

As of September 30, 2023, the following tables summarize the other investment activities of each portfolio manager, as organized around the Advisor’s investment teams.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Decatur, Ph.D.	2	$155.8 million	4*	$469.5 million	[5]	$35.2 million
Nicholas Fedako, CFA	2	$155.8 million	4*	$469.5 million	[5]	$35.2 million

*	One of the Other Pooled Investment Vehicles reported for Scott Decatur and Nicholas Fedako include a performance-based fee that represents $77.2 million of the Total Assets.

Description of Material Conflicts of Interest

SBH has adopted policies and procedures in which conflicts of interest are identified and managed according to the firm’s operating agreement and compliance manual. The issues monitored by the firm’s compliance process cover a wide range of legal and regulatory elements. Some examples of the more frequent monitoring areas include quarterly employee personal trading, quarterly billing reviews, semi-annual proxy voting, quarterly best-execution, daily cross-trade monitoring, monthly email reviews, quarterly political contributions, quarterly employee holdings, and as required marketing and advertising review. SBH has limited exposure to possible conflicts of interest with clients. The firm has, however, identified certain potential conflicts of interest, including (1) conflicts related to managing multiple client accounts side by side in the same or similar investment styles, such as the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, and differences in client fees/structure, (2) investment teams obtaining investment research through client commissions (research arrangements), (3) adviser personnel and their personal investing activities, (4) proxy voting of portfolio securities on behalf of clients, and (5) structure of investment team compensation. SBH has adopted policies and procedures that the firm believes address these potential conflicts of interest as well as monitoring systems and procedures to provide ongoing oversight. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.

The Adviser is a wholly owned subsidiary of CI Financial Corp. The Adviser operates autonomously from CI Financial in terms of its investment research and portfolio management services provided to its clients.

Segall Bryant & Hamill Funds Portfolio Manager Compensation Structure Disclosure

Employee compensation includes multiple components and is designed to attract and retain superior investment talent and to align the teams’ incentives with client interests. Compensation for investment professionals generally consists of base salary, incentive bonus, and profit-sharing. Non-investment professionals are compensated with a salary and discretionary incentive bonus based on their performance. Compensation for all professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance of client portfolios and expands/contracts with strategy revenue. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional. Individual incentive allocation is merit-based and determined by the investment team’s director, with final approval from SBH’s President.

Portfolio managers may also participate in CI Financial’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Ownership of Securities. As the Fund is new, the portfolio managers have no ownership in the Fund.

EXPENSES

Operating expenses borne by the Fund include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Fund’s custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pays for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Segall Bryant & Hamill Fund’s policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Fund’s website at www.sbhfunds.com so that all investors and prospective investors have equal access to current information at the same time. Generally, the information will be posted on the Fund’s website on or around the 15th of each month and the Fund is allowed to disclose its top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Fund’s website. Portfolio holdings information is disclosed to the Fund’s service providers or its agents in order to carry out the Fund’s operations. Each of the Fund’s service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
CapitalIQ (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Adviser)	Monthly	15 days	Month-end	Approximately the 15th day of each month
Segall Bryant & Hamill, LLC (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Monthly	15 days	Month-end	Approximately the 15th day of each month
Thomson Reuters (Market Data provider utilized by Adviser)	Monthly	15 days	Month-end	Approximately the 15th day of each month
ISS, Inc. (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
ACA Group (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
SS&C Advent (Accounting and Trade Order Management System and Compliance Monitoring System provider utilized by Adviser)	Daily	None	Daily	Daily
Ultimus Fund Solutions, LLC (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
ICE Data Services (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
Brown Brothers Harriman (Custodian)	Daily	None	Daily	Daily
STP Investment Services (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	15 days	Month-end	Approximately the 15th day of each month
FIS InvestOne (Mutual Fund Accounting software utilized by Ultimus)	As needed	None	Daily	As needed
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Fund and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic holdings information in connection with such trades.

The Adviser manages accounts in addition to the Segall Bryant & Hamill Funds as previously disclosed in the section titled “Portfolio Managers.” The Adviser has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Fund, these accounts and model portfolios may be managed in an investment style similar to certain Segall Bryant & Hamill Fund and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Fund nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Fund’s President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of Segall Bryant & Hamill Funds shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Cohen & Company, Ltd, (“Cohen”), with principal offices at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as Independent Registered Public Accounting Firm of the Trust.

The Fund has not yet commenced operations and, as a result, there are no financial statements available. When available, you can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Fund.

CODES OF ETHICS

The Trust, the Adviser and UFD have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and available from, the SEC Internet site at www.sec.gov.

As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Fund, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Fund. To execute this responsibility, the Adviser relies heavily on its subscription to Institutional Shareholder Services (ISS). A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.sbhfunds.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of the Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of the Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling Ultimus at (800) 392-2673.

Any fees charged by your Service Organization directly to your account in connection with an investment in the Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of the Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in the Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in the Fund’s return and are not the same as actual annual results. The Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Where:	ERV =	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.
	P =	hypothetical initial payment of $1,000.
	N =	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in the Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares the Fund’s performance with other measures of investment return. For example, in comparing the Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. “Compounding” refers to the fact that, if dividends or other distributions on an investment in the Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser’s method of operation, internal work environment, procedure and philosophy. The Fund may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of the Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

Since the Fund has not commenced operations there are no shareholders who owned 5% or more of the outstanding shares of the Fund.

APPENDIX A

Summary of Segall Bryant & Hamill, LLC’s Proxy Voting Policy

The Board has delegated responsibility for decisions regarding voting for securities held by the Fund to the Fund’s Adviser. The Adviser relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, the Adviser reviews ISS’ independence and its Proxy Voting Guidelines. The Adviser follows ISS’ General Guidelines on most issues for shareholder votes.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the Adviser’s investment clients, the Adviser can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or President of the Adviser. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, the Adviser will exercise its voting authority. However, if the Adviser believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Adviser may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which the Adviser is an affiliated party, the Adviser will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for recordkeeping. ISS provides the necessary reports for the Trust to prepare its Form N-PX annually.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling (800) 392-2673 or by writing to Segall Bryant & Hamill Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. A copy of the policies will be mailed to you within three days of receipt of your request. You may also obtain a copy of the policies from the Fund’s documents filed with the SEC, which are available on the SEC’s website at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above.

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